SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (date of earliest event reported): September 25, 1998


                              CITA BIOMEDICAL, INC.
             (Exact name of registrant as specified in its charter)



    Colorado                              0-109659               93-0962072
(State or other                         (Commission            (IRS Employer
jurisdiction of                         File Number)         Identification No.)
incorporation)



   9025 Wilshire Blvd., Beverly Hills, California                90211
    (Address of principal executive office)                    (Zip Code)



       Registrant's telephone number, including area code: (310) 550-4965



                                       N/A
          (Former name or former address, if changed since last report)



Item 1.  Changes in Control of Registrant

         Not Applicable


Item 2.  Acquisition or Disposal of Assets

         Not Applicable


Item 3.  Bankruptcy or Receivership

         Not Applicable


Item 4.  Changes in Registrant's Certifying Accountant

         Not Applicable.


Item 5.  Other Events

         Effective September 25, 1998, the Registrant changed its fiscal year end from September 30 to December 31, effective immediately.


Item 6.  Resignation of Registrant's Directors

         Not Applicable


Item 7.  Financial Statements and Exhibits

         (a)  Financial statements of business acquired.

             Not Applicable

         (b)  Pro forma financial information

             Not Applicable

         (c)  Exhibits

         Not Applicable


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CITA BIOMEDICAL, INC.


                                     By: /s/ Joseph V. Dunn
                                         ------------------------------------
                                         Joseph V. Dunn, Chief Executive Officer



Dated as of: September 25, 1998